Accelerating the global development and commercialization of innovative pharmaceuticals © MediciNova, Inc. 2010 Exhibit 99.1

© MediciNova, Inc. 2010
Forward-Looking Statements
Forward-Looking Statements
2
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding MediciNova’s clinical trials supporting the safety and efficacy of its product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, expectations, assumptions, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words "believes,"
"expects," "anticipates," "intends," "estimates," "projects," "can," "could," "may," “will,” "would," or similar expressions.
Actual results or events may differ materially from those expressed or implied in any forward-looking statements due to various factors, including the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities; the timing of expected filings with the FDA; MediciNova’s failure to execute strategic plans or strategies successfully; MediciNova’s collaborations with third parties; MediciNova’s ability to realize the anticipated strategic and financial benefits from its acquisition of Avigen, Inc., to integrate the two ibudilast development programs and to pursue discussions with potential partners to secure a strategic collaboration to advance the clinical development of the combined development program; the availability of funds to complete product development plans and MediciNova’s ability to raise sufficient capital when needed, or at all; intellectual property or contract rights; and the other risks and uncertainties described in MediciNova’s filings with the Securities and Exchange Commission, including MediciNova’s annual report on Form 10-K for the year ended December 31, 2009 and its subsequent periodic reports on Forms 10-Q, 10-K and 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date September 28, 2010. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.

© MediciNova, Inc. 2010 3
MediciNova Overview:
•
Founded in September 2000
•
Headquartered in San Diego, CA
• Additional office in Tokyo, Japan
•
Dual-listing on NasdaqGM
as MNOV
and Osaka Securities Exchange as 4875
•
$63.3 million Market Cap (NasdaqGM) as of 9/28/2010
Development Company Focused on Differentiated Product Candidates
•
Unique access to differentiated, potentially high-value assets primarily from Japanese alliances (Kyorin, Kissei, Mitsubishi Tanabe Pharma, Meiji)
New Approaches to Treat Serious Medical Conditions:
•
MN-221: Intravenous (IV) acute asthma and COPD candidate
• Potential $1 billion+ combined market opportunity worldwide*
•
MN-166: oral multiple sclerosis, neuropathic pain, drug addiction candidate
Corporate Overview:
Corporate Overview:
MediciNova, Inc.
MediciNova, Inc.
*Source: Internal MediciNova projections

Business Model
Business Model
In-License therapeutic small molecules from Japan
to develop in US/EU for global markets
In-License:
Product candidates with significant
clinical or preclinical data
Development:
Conduct Proof-of Concept (Phase I and Phase II) clinical trials
Two Pathways to ROI:
1. Continue internal development of compound towards
commercialization (focus on US market)
2. Seek partnership for further development of compouds
Manufacture
Market
Market Manufacture
Out-License
Development
In-License
MediciNova
4 © MediciNova, Inc. 2010

Pharmaceutical Market by Region (2009 Sales*)
USA
EUR
JP
Other
$50
$100
$150
$200
$250
$300
$350
USD (bn)

KYORIN PHARMACEUTICAL CO.,LTD.

KISSEI

Mitsubishi Tanabe Pharma

Meiji

MEDICINOVA

Why Japan?
Why Japan?
•
Recent Japanese pharma blockbusters
•
Mid-size pharma firms generally must partner to reach
global markets
•
Opportunity for US/global developer that understands
Japan
•
Need for globalization by Japanese Pharma as market lags
behind USA and European markets
*PharmaLive Special Reports, Top 50 Pharmaceutical Companies & Their Pipelines 2010; August 1, 2010
5 © MediciNova, Inc. 2010
$0

© MediciNova, Inc. 2010
History:Portfolio building based
History:Portfolio building based
on In-licensing
on In-licensing
•
Sep. 2000 Incorporated MediciNova, Inc. in San Diego, CA
•
June 2001 Initiated research collaboration with Institute of Medical
Sciences at University of Tokyo
•
Mar. 2002
In-licensed MN-001
from Kyorin Pharmaceutical
•
June 2002
In-licensed MN-029
from Angiogene Pharmaceuticals
•
Feb. 2004
In-licensed MN-221
from Kissei Pharmaceutical
•
Apr. 2004
In-licensed MN-305
from Mitsubishi Pharma Corp
•
Oct. 2004
In-licensed MN-166
from Kyorin Pharmaceutical
•
Dec. 2004
In-licensed MN-246
from Mitsubishi Pharma Corp
•
Oct. 2006 In-licensed MN-447/462 from Meiji Seika Kaisha, Ltd.
Currently MediciNova has in-licensed 8 compounds
6

Core Candidates	Preclinical	Phase I	Phase II	Phase III
MN-166 (MS and other CNS Disorders)	Kyorin		MNOV	
MN-221(Exacerbations of Acute Asthma/COPD)	KISSEI		MNOV	
Non-Core Candidates	**Preclinical**	**Phase I**	**Phase II**	**Phase III**
MN-001 (Bronchial Asthma)	Kyorin		MNOV	
MN-305 (Anxiety Disorders)	Mitsubishi Tanabe Pharma		MNOV	
MN-001 (Interstitial Cystitis)	Kyorin		MNOV	
MN-029 (Solid Tumors)	ANGIOGENE	MNOV		
MN-221 (Preterm Labor)	KISSEI	MNOV		
MN-246 (Urinary Incontinence)	Mitsubishi Tanabe Pharma	MNOV		
MN-447/462 (Thrombosis)	Meiji			

MEDICINOVA

7
Commercially-Attractive
Commercially-Attractive
Diversified Portfolio
Diversified Portfolio
Stage of development when licensed:
Work completed by MediciNova (MNOV) since in-license:
© MediciNova, Inc. 2010

© MediciNova, Inc. 2010 8
Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
34 Professor at USC, formerly Professor at  University
of Pittsburgh; Advisor to JAFCO, Tanabe
Shintaro Shintaro Asako, CPA
Asako, CPA
, CPA
Chief Financial Officer
12 KPMG USA (Audit), Arthur Andersen USA
Kirk Johnson, Ph.D. Kirk Johnson, Ph.D.
Chief Scientific Officer
20 Avigen, Genesoft Pharmaceuticals, Chiron
Corporation
Michael Coffee Michael Coffee
Chief Business Officer
25 Chief Business Officer, Avigen, President of Elan
Pharmaceuticals, North America
Masatsune Masatsune Okajima, CMA
Okajima, CMA
, CMA
VP, Head of Japanese
Office
18 Daiwa Securities SMBC,
Sumitomo Capital Securities, Sumitomo Bank
Management Team with
Management Team with
Global Experience
Global Experience

© MediciNova, Inc. 2010 9
On-going Clinical Activity:
1. MN-221-CL-007 Phase II Study for Acute Exacerbations of Asthma
•
Anticipated completion 1Q, 2011*
2.
MN-166 Study for Opioid Withdrawal
•
Anticipated completion in 2H, 2010*
Potential upcoming Business Deals:
1. Secure a global partnership for MN-166
2. Secure a strategic partnership for MN-221
3. Secure partnership for non-core assets to enable continued clinical development
Current MediciNova
Current MediciNova
Strategy
Strategy
*Anticipated completion dates based on current projections